UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 26, 2023

NL Industries, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	1-640	13-5267260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2620
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	NL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on October 26, 2023, the registrant’s board of directors amended and restated the registrant’s by-laws effective October 26, 2023, to make changes as described below.

●	Procedural mechanics and disclosure and delivery requirements in connection with shareholder nominations of directors and submission of shareholder proposals have been enhanced, including to reference the Securities and Exchange Commission (“SEC”) rules regarding universal proxy cards that became effective in 2022.

●	For director nominations by shareholders and for proposals to be brought at the annual meeting of shareholders, the required advance notice window period in most cases is now between 120 and 150 days in advance of the anniversary of the previous year's annual meeting (instead of the previous general deadline of 45 days before the anniversary of the earlier of mailed notice for, or public disclosure of the date of, the last annual meeting). This window also applies for timely notice of director nominations for inclusion on a universal proxy card. For the 2024 annual meeting, such nominations or proposals must in most cases be delivered to or mailed and received at the principal executive offices of the registrant no earlier than December 20, 2023 and no later than January 19, 2024. (The separate, earlier deadline for shareholders to request inclusion of proposals in the registrant’s proxy statement pursuant to SEC Rule 14a-8 is not affected by the by-laws and is unchanged.)

●	Some procedures around the calling of a special meeting by shareholders have been clarified, and remote meetings have been explicitly authorized.

●	Statements that reference the applicable shareholder voting standards (unchanged from the statutory default standards) have been added.

●	The amended and restated by-laws also include other clerical and conforming updates.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the registrant’s by-laws as amended and restated on October 26, 2023, which are filed as Exhibit 3.1 to this current report.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on October 26, 2023, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 8.01	Other Events.

The registrant is also filing this current report to revise and update the description of its capital stock.  Such description is set forth in Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	3.1	By-laws of NL Industries, Inc. (Amended and Restated as of October 26, 2023).

	99.1	Press release dated October 26, 2023, issued by the registrant.

	99.2	Description of the registrant’s capital stock.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NL INDUSTRIES, INC.
(Registrant)

Date: October 26, 2023	By: /s/Amy A. Samford
Executive Vice President and Chief Financial Officer